EXHIBIT 23.2

                         CONSENT OF RYDER SCOTT COMPANY
                               PETROLEUM ENGINEERS

        We hereby consent to the incorporation by reference in Convest Energy Corporation's previously filed Registration Statements on Form S-8 (Registration Nos. 33-44614, 33-73638 and 33-73588) and references to our firm contained in the Convest Energy Corporation Annual Report on Form 10-K for the year ended December 31, 1996.

                                     /s/ Ryder Scott Company Petroleum Engineers
                                         RYDER SCOTT COMPANY PETROLEUM ENGINEERS

Houston, Texas
March 27, 1997